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                                                                   EXHIBIT 10.40

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CLAYTON UTZ

Loan Agreement

Australian Railroad Group Pty Ltd
Borrower

Australia and New Zealand Banking Group Limited
Lender

Clayton Utz Lawyers
Levels 22-35 No. 1 O'Connell Street Sydney NSW 2000 Australia
PO Box H3 Australia Square Sydney NSW 1215
T + 61 2 9353 4000 F + 61 2 8220 6700

WWW.CLAYTONUTZ.COM

Liability limited by the Solicitors Scheme, approved under the Professional Standards Act 1994 (NSW) and by our Terms of Engagement

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TABLE OF CONTENTS

1.     DEFINITIONS AND INTERPRETATION.......................................................................      1

       1.1         Definitions..............................................................................      1
       1.2         Interpretation...........................................................................      4
       1.3         Margin...................................................................................      4
       1.4         Finance Document.........................................................................      6

2.     THE FACILITIES.......................................................................................      7

       2.1         Commitments..............................................................................      7
       2.2         Purpose..................................................................................      7
       2.3         Termination..............................................................................      8

3.     ADDITIONAL ADVANCE AND ACKNOWLEDGMENT OF DEBT........................................................      8

4.     DRAWDOWN.............................................................................................      8

       4.1         Notice...................................................................................      8
       4.2         Contents of Drawdown Notice..............................................................      8
       4.3         Requirements of Drawdown Notice..........................................................      9
       4.4         Maximum Number of Revolving Advances and Working Capital Advances........................      9

5.     LETTERS OF CREDIT....................................................................................     10

       5.1         Issue of Letters of Credit...............................................................     10
       5.2         Counter-Indemnity from Borrower..........................................................     10
       5.3         Unconditional nature of Borrower's obligations...........................................     11
       5.4         Cash Cover...............................................................................     12

6.     CONDITIONS PRECEDENT.................................................................................     12

       6.1         Conditions precedent to the first Utilisation............................................     12
       6.2         Conditions precedent to all Utilisation..................................................     12

7.     REPAYMENT AND PREPAYMENTS............................................................................     12

       7.1         Repayment of Revolving Advances and Working Capital Utilisations.........................     12
       7.2         Repayment of Term Advances...............................................................     13
       7.3         Pro-rata Repayments......................................................................     13
       7.4         Other Repayments and Prepayments.........................................................     14

8.     INTEREST.............................................................................................     14

       8.1         Interest Periods.........................................................................     14
       8.2         Calculation of interest..................................................................     14
       8.3         Payment of interest......................................................................     15
       8.4         Default interest.........................................................................     15

9.     FEES.................................................................................................     15

       9.1         Establishment fee........................................................................     15
       9.2         Commitment Fee...........................................................................     15
       9.3         Letter of Credit.........................................................................     16

                                                                              i.
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
10.    PAYMENTS.............................................................................................     16


11.    LENDER'S RIGHTS ON EVENT OF DEFAULT..................................................................     16


12.    PUBLIC OFFER.........................................................................................     17

       12.1        Borrower's representations...............................................................     17
       12.2        Lenders' representations and warranties..................................................     17
       12.3        Information..............................................................................     17
       12.4        Legal Restrictions.......................................................................     17

13.    ASSIGNMENTS..........................................................................................     17

       13.1        Assignments by the Lender................................................................     17
       13.2        Assignments by the Borrower..............................................................     18

14.    GOVERNING LAW AND JURISDICTION.......................................................................     18

15.    NO REPRESENTATION BY OR RELIANCE ON THE LENDER.......................................................     18

16.    GENERAL..............................................................................................     19

       16.1        Collection of Borrower's information by the Lender.......................................     19
       16.2        Borrower's information held by the Lender................................................     19
       16.3        Personal information about someone other than the Borrower...............................     19
       16.4        Anti Money Laundering....................................................................     20

SCHEDULE 1..................................................................................................     21

SCHEDULE 2 - FORM OF LETTER OF CREDIT........................................................................    25

SCHEDULE 3 - TRANSACTIONAL FACILITIES........................................................................    27

                                                                              ii
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LOAN AGREEMENT MADE ON                                2003

PARTIES           AUSTRALIAN RAILROAD GROUP PTY LTD ABN 68 080 579 308
                  ("BORROWER")

                  AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, ABN 11 005 357 522 ("LENDER")

OPERATIVE PROVISIONS

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         For the purposes of this Agreement terms used in this Agreement will have the meanings given in or for the purposes of the Common Terms Deed unless otherwise defined below or specified in this Agreement and the following definitions apply:

         "2007 LETTER OF CREDIT" means the Letter of Credit with number 847629189-3 issued by the Lender, at the request of the Borrower, in favour of ANZ Capel Court Limited having a face value of $1,429,727 and an expiry date of 12 December 2007.

         "ADVANCE" means a Working Capital Advance, a Revolving Advance, a Tranche A Term Advance or a Tranche B Term Advance.

         "AVAILABILITY PERIOD" means:

         (a) in relation to the Working Capital Facility, the period from and including the date of this Agreement to and including the Working Capital Termination Date;

         (b) in relation to the Revolving Facility, the period from and including the date of this Agreement to and including the date falling 30 days prior to the Revolving Termination Date; and

         (c) in relation to the Tranche A Term Facility and the Tranche B Term Facility, the period from and including the date of this Agreement to and including 31 December 2003.

         "BASE RATE" for a period means:

         (a) the average bid rate displayed at or about 10.30 am (Sydney time) on the first day of that period on the Reuters screen BBSY page for a term equivalent to that period (or, where the relevant period is an Interest Period, if that Interest Period is subject to marginal adjustment, for a term equivalent to that period prior to such adjustment); or

         (b) if for any reason the rate referred to at paragraph (a) of this definition is not displayed for a term equivalent to the relevant period then the Base Rate will be the rate determined by the Lender to be the average of the buying rates quoted to the Lender by 3 leading banks in the Australian market, as determined by the Lender, at or about that time on that date. The buying rates must be for bills of exchange accepted by a leading Australian bank and which have a term equivalent to that period.

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         Rates will be expressed as a yield percent per annum to maturity.

         "COMMITMENT" means the Working Capital Commitment, the Revolving Facility Commitment, the Tranche A Term Facility Commitment or the Tranche B Term Facility Commitment.

         "COMMON TERMS DEED" means the deed so entitled dated on or about the date of this Agreement between the Borrower, the companies listed in
         Part I of Schedule 1 as original guarantors, the financial institutions listed in Part II of Schedule 1 as original lenders and ANZ Capel Court Limited, as Security Trustee.

         "DRAWDOWN DATE" means the date on which a Utilisation is made or, where the context requires, is proposed to be made.

         "DRAWDOWN NOTICE" means a notice given under clause 4.1 substantially in the form set out in Part I of Schedule 1.

         "EXPIRY DATE" in relation to a Letter of Credit means the earlier of:

         (a)      the date stated in the Letter of Credit to be its expiry date;
                  and

         (b) the latest date on which demand may be made under the Letter of Credit.

         "FACILITY" means the Working Capital Facility, the Revolving Facility, the Tranche A Term Facility or the Tranche B Term Facility.

         "INTEREST RATE" for each Interest Period means the aggregate of the applicable Base Rate and the applicable Margin.

         "LETTER OF CREDIT" means a letter of credit issued or to be issued under the Working Capital Facility.

         "LONG TERM DEBT" means, in relation to any person, unsecured senior debt (in dollars) issued by that person with a term of more than 12 months.

         "MARGIN" has the meaning set out in clause 1.3.

         "MOODY'S" means Moody's Investors Service Inc. or any of its Subsidiaries and their successors.

         "PRIVACY ACT" means the Privacy Act 1998 (Commonwealth).

         "REVOLVING ADVANCE" means a loan made or to be made under the Revolving Facility or the principal amount outstanding for the time being of that loan.

         "REVOLVING FACILITY" means the revolving loan facility made available under this Agreement, as described in clause 2.1(a)(ii).

         "REVOLVING FACILITY COMMITMENT" means $43,000,000 to the extent not cancelled or reduced under the Finance Documents.

         "REVOLVING TERMINATION DATE" means the earlier of:

         (a) the date which is the fifth anniversary of Financial Close or any other date agreed in writing between the Lender and the Borrower; and

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         (b)      any date on which the Revolving Facility is terminated or
                  cancelled in accordance with the Finance Documents.

         "SELECTION NOTICE" means a notice given under clause 8.1(a) substantially in the form set out in Part II of Schedule 1.

         "STANDARD & POOR'S" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any of its Subsidiaries and their successors.

         "TERMINATION DATE" means the Working Capital Termination Date, the Revolving Termination Date, the Tranche A Term Termination Date or the Tranche B Term Termination Date.

         "TRANCHE A TERM ADVANCE" means a loan made or to be made under the Tranche A Term Facility or the principal amount outstanding for the time being of that loan.

         "TRANCHE A TERM FACILITY" means the 5 year term loan facility made available under this Agreement, as described in clause 2.1(a)(iii).

         "TRANCHE A TERM FACILITY COMMITMENT" means $26,000,000 to the extent not cancelled or reduced under the Finance Documents.

         "TRANCHE A TERM TERMINATION DATE" means the earlier of:

         (a) the date which is the fifth anniversary of Financial Close or any other date agreed in writing between the Lender and the Borrower; and

         (b) any date on which the Tranche A Term Facility is terminated or cancelled in accordance with the Finance Documents.

         "TRANCHE B TERM ADVANCE" means a loan made or to be made under the Tranche B Term Facility or the principal amount outstanding for the time being of that loan.

         "TRANCHE B TERM FACILITY" means the 7 year term loan facility made available under this Agreement, as described in clause 2.1(a)(iv).

         "TRANCHE B TERM FACILITY COMMITMENT" means $41,000,000 to the extent not cancelled or reduced under the Finance Documents.

         "TRANCHE B TERM TERMINATION DATE" means the earlier of:

         (a) the date which is the seventh anniversary of Financial Close or any other date agreed in writing between the Lender and the Borrower; and

         (b) any date on which the Tranche B Term Facility is terminated or cancelled in accordance with the Finance Documents.

         "UNFUNDED COMMITMENT" means the aggregate of the "Facility limits" specified in Schedule 3, amended from time to time by agreement between the parties.

         "UTILISATION" means an Advance or Working Capital Utilisation by the issue of a Letter of Credit.

         "WORKING CAPITAL ADVANCE" means a loan made or to be made under the Working Capital

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         Facility or the principal amount outstanding for the time being of that loan.

         "WORKING CAPITAL FACILITY" means the working capital facility made available under this Agreement, as described in clause 2.1(a)(i).

         "WORKING CAPITAL COMMITMENT" means $10,000,000 to the extent not cancelled or reduced under the Finance Documents.

         "WORKING CAPITAL TERMINATION DATE" means the earlier of:

         (a) the date which is the first anniversary of Financial Close or any other date agreed in writing between the Lender and the Borrower; and

         (b) any date on which the Working Capital Facility is terminated or cancelled in accordance with the Finance Documents.

         "WORKING CAPITAL UTILISATION" means each utilisation under the Working Capital Facility or, where the context requires, the principal amount of that utilisation outstanding.

1.2      INTERPRETATION

         Clause 1.2 of the Common Terms Deed applies in this Agreement as if all references in that clause to "this Deed" were to "this Agreement".

1.3      MARGIN

         (a) If, at any time the Long Term Debt of the Borrower or any other Obligor is rated by Standard & Poor's, Moody's or another reputable credit rating agency of similar standing approved by the Lender, the Margin will be determined in accordance with clauses 1.3(b) to 1.3(f).

         (b) The Margin for any Interest Period will be determined on the basis of the credit rating of the Borrower's Long Term Debt on the first day of that Interest Period and in accordance with the following table, provided that if the Borrower has obtained a credit rating from either Standard & Poor's or Moody's but not both, only that rating will be used to determine the Margin or if ratings are obtained from both Standard & Poor's and Moody's and those ratings are not equivalent to one another, the Margin will be determined on the basis of the lower rating:

MOODY'S LONG TERM DEBT   S&P'S LONG TERM DEBT
     CREDIT RATING           CREDIT RATING                     MARGIN (PERCENTAGE PER ANNUM)
----------------------------------------------------------------------------------------------------------
                                                 FOR THE TRANCHE
                                                 A TERM FACILITY                          FOR THE WORKING
                                                  AND REVOLVING      FOR THE TRANCHE          CAPITAL
                                                     FACILITY        B TERM FACILITY         FACILITY
----------------------------------------------------------------------------------------------------------
> or = A3                > or = A-                 [   ***   ]%        [   ***   ]%        [   ***   ]%
----------------------------------------------------------------------------------------------------------
> or = Baa1 and A3       > or = BBB+ and < A-      [   ***   ]%        [   ***   ]%        [   ***   ]%
----------------------------------------------------------------------------------------------------------

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
MOODY'S LONG TERM DEBT   S&P'S LONG TERM DEBT
     CREDIT RATING           CREDIT RATING                     MARGIN (PERCENTAGE PER ANNUM)
----------------------------------------------------------------------------------------------------------
                                                 FOR THE TRANCHE
                                                 A TERM FACILITY                          FOR THE WORKING
                                                  AND REVOLVING      FOR THE TRANCHE          CAPITAL
                                                     FACILITY        B TERM FACILITY         FACILITY
----------------------------------------------------------------------------------------------------------
> or = Baa2 and  Baa1    > or = BBB and < BBB+     [   ***   ]%        [   ***   ]%        [   ***   ]%
----------------------------------------------------------------------------------------------------------
> or = Baa3 and  Baa2    >or = BBB- and < BBB      [   ***   ]%        [   ***   ]%        [   ***   ]%
----------------------------------------------------------------------------------------------------------
< Baa3                   < BBB-                    [   ***   ]%        [   ***   ]%        [   ***   ]%
----------------------------------------------------------------------------------------------------------

         (c) For the purposes of this clause 1.3, a rating will be taken to have occurred on the date on which the relevant credit rating agency publicly announces that rating. The Borrower will promptly notify the Lender when a rating is publicly announced as contemplated by this clause 1.3(c).

         (d) If the Borrower has not obtained a credit rating from Standard & Poor's or Moody's but has obtained a rating from another reputable credit rating agency of similar standing approved by the Lender at its absolute discretion, a reference to a credit rating in clauses 1.3(b) to 1.3(f) will be taken to be an equivalent rating by that other ratings agency, as determined by the Lender, unless and until a credit rating is obtained from either or both of Standard & Poor's and Moody's, in which case the relevant rating will be that of Standard & Poor's or Moody's or both as the case may be.

         (e) If at any time the Long Term Debt of the Borrower is not rated and at that time the Long Term Debt of another Obligor is rated then references in clauses 1.3(b) to 1.3(d) to the credit rating of the Long Term Debt of the Borrower will be deemed to be references to the credit rating of the Long Term Debt of that other Obligor.

         (f) Nothing in this clause 1.3 imposes an obligation on the Borrower to procure that any member of the Group obtains a credit rating for their Long Term Debt.

         (g)      (i)      At all times that the Long Term Debt of the Borrower
                           or any other Obligor is not rated by Standard &
                           Poor's, Moody's or another reputable credit rating agency of similar standing approved by the Lender, the Margin will be determined in accordance with this clause 1.3(g).

                  (ii) Subject to clauses 1.3(g)(iii) and 1.3(g)(iv) the Margin for any Interest Period will be determined on the basis of the Interest Cover Ratio as specified in the Compliance Certificate issued on the first date of that Interest Period or last issued prior to that date in accordance with the following table:

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
  INTEREST COVER RATIO              MARGIN (PERCENTAGE PER ANNUM)
----------------------------------------------------------------------------
                         FOR THE TRANCHE
                         A TERM FACILITY        FOR THE
                          AND REVOLVING        TRANCHE B    FOR THE WORKING
                            FACILITY         TERM FACILITY  CAPITAL FACILITY
----------------------------------------------------------------------------
> or = 4.5:1              [   ***   ]%        [   ***   ]%    [   ***   ]%
----------------------------------------------------------------------------
> or = 4.0:1 < 4.5:1      [   ***   ]%        [   ***   ]%    [   ***   ]%
----------------------------------------------------------------------------
> or = 3.5:1 < 4.0:1      [   ***   ]%        [   ***   ]%    [   ***   ]%
----------------------------------------------------------------------------
> or = 3.0:1 < 3.5:1      [   ***   ]%        [   ***   ]%    [   ***   ]%
----------------------------------------------------------------------------
< 3.0:1                   [   ***   ]%        [   ***   ]%    [   ***   ]%
----------------------------------------------------------------------------

                  (iii) If a Compliance Certificate is not supplied within the period required under the Common Terms Deed, the Margin for the relevant Interest Period will be based on an Interest Cover Ratio of <3.0:1.

                  (iv) For each Interest Period for the Tranche A Term Facility, Tranche B Term Facility and Revolving Facility commencing prior to the date on which the first Compliance Certificate is issued in accordance with clause 4.2 of the Common Terms Deed and for each Interest Period for the Working Capital Facility commencing prior to the date on which the Compliance Certificate is issued for the Calculation Date of 30 June 2004 in accordance with clause 4.2 of the Common Terms Deed the Margin will be:

                           A. for the Tranche A Term Facility and the Revolving Facility, [ *** ]% per annum;

                           B. for the Tranche B Term Facility, [ *** ]% per annum; and

                           C. for the Working Capital Facility, [ *** ]% per annum.

1.4      FINANCE DOCUMENT

         The Borrower and the Lender agree that this Agreement is a "Finance Document" for the purposes of the Common Terms Deed and, without limiting the other rights of the Lender, that the Lender, in entering into this Agreement and performing its obligations under this Agreement, has the benefit of the representations and warranties and undertakings given by the Borrower and each other Obligor under the Common Terms Deed.

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2.       THE FACILITIES

2.1      COMMITMENTS

         (a) Subject to the terms of the Finance Documents, the Lender agrees to make available to the Borrower:

                  (i) a dollar working capital facility in an aggregate amount equal to the Working Capital Commitment;

                  (ii) a dollar revolving loan facility in an aggregate amount equal to the Revolving Facility Commitment;

                  (iii) a dollar 5 year term loan facility in an aggregate amount equal to the Tranche A Term Facility Commitment; and

                  (iv) a dollar 7 year term loan facility in an aggregate amount equal to the Tranche B Term Facility Commitment.

         (b)      (i)      The Borrower may from time to time request, and the
                           Lender may in its discretion agree to provide, within the Unfunded Commitment the transactional banking facilities specified in Schedule 3, in accordance with the terms and conditions for those transactional banking facility referred to in Schedule 3, together with such other transactional banking facilities from time to time agreed between the parties.

                  (ii) On reaching agreement under clause 2.1(b)(i) in respect of any transactional banking facility, the terms and conditions on which that facility is provided will be deemed to be incorporated into and to form part of this Agreement.

                  (iii) Subject to clause 2.1(b)(iv), the Lender, in providing transactional banking facilities on the terms of this clause 2.1(b) and performing its obligations in respect of them, has the benefit of the representations and warranties and undertakings given by the Borrower and each other Obligor under the Common Terms Deed.

                  (iv) The parties agree that the Unfunded Commitment and the obligations of the Borrower to the Lender from time to time in respect of the transactional banking facilities provided in accordance with this clause 2.1(b) will not be taken into consideration in making any determination of the Majority Lenders for the purposes of the Common Terms Deed.

2.2      PURPOSE

         (a) The Borrower may only apply Working Capital Utilisations towards financing the ongoing working capital and general corporate funding requirements of the Group and the Excluded Subsidiaries.

         (b) The Borrower may only apply the amounts received by it under the Revolving Facility towards refinancing the Project Finance Facility, paying related fees and transaction costs and financing the ongoing working capital and general corporate funding requirements of the Group.

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         (c)      The Borrower may only apply the amounts received by it under the Tranche A Term Facility and the Tranche B Term Facility towards refinancing the Project Finance Facility and paying related fees and transaction costs.

         (d) The Lender is not bound to monitor or verify the application of any amount borrowed pursuant to this Agreement.

2.3      TERMINATION

         (a) The Working Capital Facility terminates on the Working Capital Termination Date.

         (b)      The Revolving Facility terminates on the Revolving Termination
                  Date.

         (c) The Tranche A Term Facility terminates on the Tranche A Term Termination Date.

         (d) The Tranche B Term Facility terminates on the Tranche B Term Termination Date.

3.       ADDITIONAL ADVANCE AND ACKNOWLEDGMENT OF DEBT

         (a) Notwithstanding any other provision of any Finance Document, the Lender agrees to advance to the Borrower $10.00 on the date of this Agreement, receipt of which amount is acknowledged by the Borrower. The parties agree that no interest will be payable on this advance amount and that, notwithstanding any other provision of any Finance Document, this amount must not be repaid until the Lender has received payment in full and final settlement of all other amounts owed to it under the Finance Documents and the Lender has no further actual or contingent obligations under the Finance Documents.

         (b) The Borrower acknowledges that it is indebted to the Lender for the principal amount of the Advances and the Outstanding Liability Amount from time to time and the principal amount advanced in accordance with clause 3(a).

4.       DRAWDOWN

4.1      NOTICE

         Subject to the terms of the Finance Documents, the Borrower may draw down a Facility by giving written notice, in the form of a Drawdown Notice signed by an authorised officer of the Borrower, of its intention to do so to the Lender.

4.2      CONTENTS OF DRAWDOWN NOTICE

         Each Drawdown Notice will specify:

         (a) the Facility to be utilised and where the Working Capital Facility is to be utilised, whether the Working Capital Utilisation is a Working Capital Advance or a Working Capital Utilisation by the issue of a Letter of Credit;

         (b) the amount of the Utilisation (which, in respect of Advances only, will not be less than $1,000,000 and will be an integral multiple of $1,000,000);

         (c) the proposed Drawdown Date, which must be a Business Day during the Availability Period applicable to the relevant Facility;

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         (d)      in the case of an Advance under the Working Capital Facility or the Revolving Facility, the proposed Interest Period of the Advance and in the case of an Advance under the Tranche A Term Facility or the Tranche B Term Facility, the proposed initial Interest Period of the Advance, which must in each case comply with clause 8;

         (e) in the case of a Working Capital Utilisation by the issue of a Letter of Credit:

                  (i) its Expiry Date (being a date before the Working Capital Termination Date);

                  (ii)     the name and address of the beneficiary;

                  (iii)    the beneficiary's receiving bank account;

                  (iv) reasonable details of the liabilities payment of which is to be assured by the Letter of Credit; and

                  (v) the name of the member of the Group or the Excluded Subsidiary in respect of whose obligations the Letter of Credit is to be issued; and

         (f)      in the case of an Advance, payment instructions.

         Only one Utilisation may be requested in each Drawdown Notice.

4.3      REQUIREMENTS OF DRAWDOWN NOTICE

         Each Drawdown Notice will:

         (a) be received by the Lender 3 Business Days before the proposed Drawdown Date;

         (b)      be signed by a duly authorised officer of the Borrower;

         (c)      be irrevocable;

         (d) not be given until the conditions precedent to a Utilisation have been satisfied; and

         (e) not be given if the making of the Utilisation requested would cause the aggregate of the Utilisations then outstanding under the relevant Facility to exceed the Commitment for that Facility or otherwise would not comply with any term of the Finance Documents.

4.4      MAXIMUM NUMBER OF REVOLVING ADVANCES AND WORKING CAPITAL ADVANCES

         (a) The Borrower may not deliver a Drawdown Notice for a Revolving Advance if as a result of the proposed Drawdown more than four Revolving Advances would be outstanding.

         (b) The Borrower may not deliver a Drawdown Notice under the Working Capital Facility if as a result of the proposed Drawdown more than six Working Capital Advances or Letters of Credit would be outstanding.

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5.       LETTERS OF CREDIT

5.1      ISSUE OF LETTERS OF CREDIT

         (a) (FORM): Letters of Credit will be in the form of Schedule 2 or any other form as approved by the Lender, acting reasonably.

         (b) (ISSUE): Subject to the terms of the Finance Documents, on the proposed Drawdown Date for any Working Capital Utilisation by the issue of a Letter of Credit the Lender will issue the Letter of Credit specified in the relevant Drawdown Notice by delivering the same to or to the order of the beneficiary.

5.2      COUNTER-INDEMNITY FROM BORROWER

         (a) (COUNTER INDEMNITY): The Borrower will indemnify and keep the Lender indemnified from and against all liabilities, losses, damages, claims, costs, demands and actions which the Lender may suffer or incur in connection with any Letter of Credit and any payment made pursuant to it, except to the extent that any liability, loss, damage, claim, cost, demand or action results from the Lender's fraud, gross negligence or wilful misconduct.

         (b) (NO INVESTIGATION): The Borrower irrevocably directs the Lender to pay without further confirmation or investigation from or by it any demand appearing or purporting to be validly made pursuant to any Letter of Credit. Where any Letter of Credit requires certificates or other documents to be delivered by or on behalf of the beneficiary of that Letter of Credit, the Lender may assume, without investigation, that the certificates or documents tendered are duly signed by the person by whom they appear to be signed and are genuine and correct.

         (c) (REIMBURSEMENT): Without prejudice to the rights under the Uniform Customs and Practice for Documentary Credits (1993 Revision) (ICC Publication No. 500) (which will apply in relation to all Letters of Credit issued under this Agreement), the Borrower agrees to reimburse the Lender immediately on written demand for any amounts paid by the Lender pursuant to any demand, in the currency paid by the Lender.

         (d) (NO IMPAIRMENT): The obligations of the Borrower under this clause 5.2 will not be impaired by:

                  (i)      any waiver or time granted to or by the Lender;

                  (ii) any release or dealings with any rights or security by the Lender (including under the Finance Documents); or

                  (iii) any invalidity of any Letter of Credit or any other circumstances which might impair such obligations.

         (e) (NO SUBROGATION ETC): So long as any amount is or is capable of becoming outstanding by any Obligor to the Lender under any of the Finance Documents or any Commitment of the Lender is in force, the Borrower will not by virtue of any payment made by it under this clause 5.2 or by virtue of any realisation of security made in respect of its obligations under this clause 5.2, claim or exercise any right of subrogation, contribution or indemnity against any Obligor or any member of the

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                  Group in competition with the Lender.

         (f) (BORROWER ULTIMATELY LIABLE): Notwithstanding that the Borrower and the Lender may each be liable in respect of indemnities given in relation to a Letter of Credit, as between the Borrower and the Lender the Borrower is ultimately liable so that it will not be entitled to any right of indemnity or contribution from the Lender.

5.3      UNCONDITIONAL NATURE OF BORROWER'S OBLIGATIONS

         (a) The obligations of the Borrower under this clause 5 are absolute and unconditional and are not released or discharged or otherwise affected by anything which but for this provision might have that effect, including but not limited to:

                  (i) any set-off, deduction, counterclaim, agreement, defence, suspension, deferment or other claim which the Borrower may have against the Lender or any beneficiary;

                  (ii) any falsity, inaccuracy, insufficiency or forgery of or in any communication which on its face purports to be a communication signed or authorised under this Agreement or a Letter of Credit;

                  (iii) any communication inaccurately transmitted or received or sent by an unauthorised person;

                  (iv) any impossibility or illegality of performance of this Agreement or a Letter of Credit;

                  (v) any act of any Governmental Agency, court or arbitrator or application of any law (present or future) in any jurisdiction affecting any of the terms of this Agreement or a Letter of Credit;

                  (vi) any failure by any person to obtain any Authorisation or other approval or consent necessary or appropriate in connection with this Agreement or a Letter of Credit;

                  (vii) any falsity, inaccuracy, insufficiency or forgery of or in any document presented to the Lender as a document against which the Lender is required to make a payment under the Letter of Credit or otherwise in respect of a Letter of Credit and which appears to the Lender in its opinion to correspond to the documents specified in the Drawdown Notice requesting the relevant Letter of Credit or otherwise required under the relevant Letter of Credit; or

                  (i) this Agreement or a Letter of Credit, which is wholly or partly void, voidable, unenforceable or invalid.

         (b) The Lender is not liable for any failure, and is not required to make any enquiries, in respect of any matter listed in clause 5.3(a).

         (c)      Clauses 5.3(a) and 5.3(b) apply irrespective of:

                  (i) the consent or knowledge, or lack of consent or knowledge, of the Lender, the Borrower or any other person of any event described in clause 5.3(b); or

                  (ii)     any rule of law or equity to the contrary.

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5.4      CASH COVER

         If the Borrower provides cash cover to the Lender in respect of any Letter of Credit the Lender agrees as follows:

         (a) to hold that cash cover in an interest bearing account and that the Borrower will be entitled to all interest payable on that account;

         (b) if the Outstanding Liability Amount in respect of the Letter of Credit for which the cash cover is provided is reduced at any time, to immediately refund to the Borrower an amount equal to the difference between the cash cover held by the Lender and the Outstanding Liability Amount immediately after that reduction;

         (c) to first apply the cash cover to meet any claim made by the Lender under this clause 5 in relation to the Letter of Credit for which the cash cover is provided prior to making any claim on the Borrower in relation to that Letter of Credit; and

         (d) to promptly return the cash cover (to the extent not applied in accordance with clause 5.4(c)) to the Borrower on the termination or expiry of the Letter of Credit for which the cash cover is provided.

6.       CONDITIONS PRECEDENT

6.1      CONDITIONS PRECEDENT TO THE FIRST UTILISATION

         The obligation of the Lender to make the first Utilisation is subject to Financial Close occurring.

6.2      CONDITIONS PRECEDENT TO ALL UTILISATION

         The obligation of the Lender to make all Utilisations is subject to the further conditions precedent that:

(a) (REPRESENTATIONS AND WARRANTIES TRUE): the Repeating Representations are true and correct in all material respects as of the date of the relevant Drawdown Notice with reference to the facts and circumstances then existing; and

(b) (NO EVENT OF DEFAULT): no Event of Default or event or circumstance which with the giving of notice and/or the expiry of time would be an Event of Default is subsisting at the date of the relevant Drawdown Notice or will result from the provision of the Utilisation.

7.       REPAYMENT AND PREPAYMENTS

7.1      REPAYMENT OF REVOLVING ADVANCES AND WORKING CAPITAL UTILISATIONS

         (a) Subject to clause 7.1(b), the Borrower will repay each Revolving Advance and each Working Capital Advance on the last day of its Interest Period.

         (b) If on the last day of an Interest Period for a Revolving Advance or Working Capital Advance (the "MATURING ADVANCE") a new Revolving Advance or Working Capital Advance, as applicable (the "NEW ADVANCE") is to be made to the Borrower in accordance with the terms of this Agreement, then only an amount

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                  equal to:

                  (i)      the amount of the Maturing Advance; less

                  (ii)     the amount of the New Advance,

                  is required to be paid by the Borrower to the Lender (if the amount is a positive number) or by the Lender to the Borrower (if the amount is a negative number).

         (c) The Borrower will repay all outstanding Revolving Advances plus all accrued interest and fees relating to the Revolving Advances on the Revolving Termination Date.

         (d) The Borrower will repay all outstanding Working Capital Utilisations plus all accrued interest and fees relating to the Working Capital Utilisations on the Working Capital Termination Date.

7.2      REPAYMENT OF TERM ADVANCES

         (a) The Borrower will repay to the Lender all Tranche A Term Advances plus all accrued interest on the Tranche A Term Advances on the Tranche A Term Termination Date.

         (b) The Borrower will repay to the Lender all Tranche B Term Advances plus all accrued interest on the Tranche B Term Advances on the Tranche B Term Termination Date.

         (c) The Borrower may not reborrow any part of the Tranche A Term Facility or the Tranche B Term Facility which is prepaid or repaid.

7.3      PRO-RATA REPAYMENTS

         If any member of the Group incurs any Financial Indebtedness and the Borrower intends to apply, or procure the application of, all or any part of that Financial Indebtedness ("APPLICATION AMOUNT") to prepay any of the obligations of the Borrower under the Finance Documents other than pursuant to a Replacement, the Borrower must apply an amount equal the Relevant Percentage of the Application Amount (or such greater amount as determined by the Borrower) to prepay the Tranche B Term Advances or, if the Tranche B Term Advances have been repaid or prepaid in full, such other Advances as are determined by the Borrower.

         For the purposes of this clause:

         "REPLACEMENT" means the replacement of a Lender (as defined in the Common Terms Deed) by substitution under clause 19 of the Common Terms Deed or by prepayment in full of that Lender from the proceeds of the Financial Indebtedness incurred on terms substantially the same as the terms of the Loan Agreement to which that Lender is a party.

         "RELEVANT PERCENTAGE" means, at any time, the aggregate of the Tranche B Term Advances of the Lender at that time divided by the aggregate of all equivalent advances provided by any Lender (as defined in the Common Terms Deed) to the Borrower as at that time, expressed as a percentage.

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7.4      OTHER REPAYMENTS AND PREPAYMENTS

         The Borrower will make all repayments and prepayments to the Lender required in accordance with clauses 9.1, 9.3(b) and 9.4 of the Common Terms Deed.

8.       INTEREST

8.1      INTEREST PERIODS

         (a) The Borrower will select an Interest Period for a Working Capital Advance or a Revolving Advance and the initial Interest Period for a Tranche A Term Advance or a Tranche B Term Advance in the Drawdown Notice for that Advance or, in the case of a Tranche A Term Advance or a Tranche B Term Advance that has already been borrowed, in a Selection Notice signed by an authorised officer of the Borrower.

         (b) Each Selection Notice for a Tranche A Term Advance or a Tranche B Term Advance is irrevocable and must be delivered to the Lender by the Borrower not later than 2 Business Days before the commencement of the relevant Interest Period.

         (c) Subject to this clause 8.1, the Borrower may select Interest Periods of 1, 2, 3 or 6 months' duration or such other duration agreed between the Borrower and the Lender.

         (d) Each Interest Period in relation to a Tranche A Term Advance or a Tranche B Term Advance is the period commencing on the Drawdown Date for that Advance (in the case of the initial Interest Period) or on the last day of the immediately preceding Interest Period for that Advance (in the case of any subsequent Interest Period).

         (e) The Interest Period for each Revolving Advance and Working Capital Advance is the period commencing on the Drawdown Date for that Revolving Advance or Working Capital Advance, as applicable, and each Revolving Advance and Working Capital Advance has one Interest Period only.

         (f) If the Borrower does not deliver a Selection Notice for a Tranche A Term Advance or a Tranche B Term Advance to the Lender in accordance with clause 8.1(a), the relevant Interest Period will be 3 months.

         (g) The term of each Interest Period is subject to any marginal adjustment as the Lender, acting reasonably, determines so that:

                  (i)      the last day of that Interest Period is a Business
                           Day; and

                  (ii) no Interest Period for an Advance extends beyond the Termination Date applicable to its Facility.

8.2      CALCULATION OF INTEREST

         (a) The rate of interest for each Advance for each Interest Period is the Interest Rate applicable to its Facility.

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         (b)      The Lender will promptly notify the Borrower of each
                  determination of an Interest Rate under this Agreement and each determination of a default interest rate by the Lender under clause 8.4 of this Agreement or clause 10 of the Common Terms Deed.

8.3      PAYMENT OF INTEREST

         The Borrower will pay to the Lender the accrued interest in relation to each Advance in arrears on the last day of each Interest Period.

8.4      DEFAULT INTEREST

         (a) If the Borrower fails to pay to the Lender any amount payable by it under a Finance Document on its due date, interest will accrue on the overdue amount from the due date up to the date of actual payment (both before and after judgment) at a rate 2 per cent higher than the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted an Advance under the Tranche A Term Facility by the Lender (except for overdue amounts relating to Advances under the Tranche B Term Facility, where the overdue amounts will be deemed to constitute an Advance under the Tranche B Term Facility) for successive Interest Periods, each of a duration selected by the Lender (acting reasonably). Any interest accruing under this clause 8.4 will be immediately payable by the Borrower on demand by the Lender.

         (b) Default interest (if unpaid) arising on an overdue amount will be compounded with the overdue amount at the end of each Interest Period applicable to that overdue amount but will remain immediately due and payable.

9.       FEES

9.1      ESTABLISHMENT FEE

         The Borrower will pay to the Lender a non-refundable establishment fee equal to the sum of:

         (a) [ *** ]% of the aggregate of the Revolving Facility Commitment, the Tranche A Term Facility Commitment and the Tranche B Term Facility Commitment; and

         (b)      [ *** ]% of the Working Capital Commitment,

         on Financial Close.

9.2      COMMITMENT FEE

         (a) The Borrower will pay to the Lender a commitment fee in dollars computed at the rate of [ *** ]% of the Margin for the Revolving Facility per annum on the daily unutilised balance of the Revolving Facility Commitment during the Availability Period for the Revolving Facility.

         (b) The Borrower will pay to the Lender a commitment fee in respect of the Working Capital Facility in dollars computed at the rate of [ *** ]% of the Margin for the Working Capital Facility per annum on the daily unutilised balance of the Working Capital Commitment during the Availability Period for the Working Capital Facility.

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         (c)      The accrued commitment fees are payable quarterly in arrears from the date of this Agreement and also on any date on which the Revolving Facility Commitment or the Working Capital Commitment, as applicable, is terminated.

9.3      LETTER OF CREDIT

         (a) The Borrower will pay to the Lender a fee equivalent to the Margin for the Working Capital Facility applied on the face amount of each Letter of Credit (other than the 2007 Letter of Credit) in respect of the period between the date of issue of such Letter of Credit and the earlier of its Expiry Date and the date when the Outstanding Liability Amount under it has been reduced to zero. The accrued fee is payable quarterly in arrears from the date of this Agreement and also on any date on which the Working Capital Commitment is terminated.

         (b) The Borrower will pay to the Lender a fee equivalent to the Margin for the Tranche A Term Facility applied on the face amount of the 2007 Letter of Credit in respect of the period between the date of issue of such Letter of Credit and the earlier of its Expiry Date and the date when the Outstanding Liability Amount under it has been reduced to zero. The accrued fee is payable quarterly in arrears from the date of this Agreement and also on any date on which the Working Capital Commitment is terminated.

         (c) The Borrower will pay to the Lender a Letter of Credit issue fee of $120 at the time that it requests the Lender to issue a Letter of Credit under a Drawdown Notice.

10.      PAYMENTS

         For the avoidance of doubt, the parties agree to make all payments under this Agreement in accordance with clause 23 of the Common Terms Deed.

11.      LENDER'S RIGHTS ON EVENT OF DEFAULT

         If the Majority Lenders issue a notice under:

         (a) clause 7.13(a) of the Common Terms Deed, the Commitments are cancelled; or

         (b) clause 7.13(b) of the Common Terms Deed, the Borrower will prepay all Advances, all accrued interest and all other amounts accrued to the Lender under the Finance Documents;

         (c) clause 7.13(c) of the Common Terms Deed, the Advances will be immediately repayable on demand by the Lender together with accrued interest and all other amounts accrued to the Lender under the Finance Documents; or

         (d) clause 7.13(d) of the Common Terms Deed, an amount equal to the Outstanding Liability Amounts will become immediately due and payable to the Lender (and, once paid, the Lender will hold such amount in an interest bearing account for application to reimburse the Lender for all payments made under any Letter of Credit issued by it, with the balance, if any, to be promptly returned to the Borrower after settlement of such payments).

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12.      PUBLIC OFFER

12.1     BORROWER'S REPRESENTATIONS

         The Borrower represents as follows:

         (a) it has made invitations for participation as a "Lender" under this Agreement to at least ten persons, each of whom the Borrower's officers involved in the transaction evidenced by the Finance Documents on a day to day basis believe carries on the business of providing finance or investing or dealing in securities in the course of operating in financial markets for the purposes of section 128F(3)(a)(i) of the Tax Act;

         (b) at least 10 of the persons to whom it has made invitations referred to in clause 12.1(a) are not known or suspected by it to be Associates of any of the others of those 10 invitees; and

         (c) it has not made invitations referred to in clause 12.1(a) to parties whom it knows or had reasonable grounds to suspect are Offshore Associates of the Borrower.

12.2     LENDERS' REPRESENTATIONS AND WARRANTIES

         The Lender represents and warrants to the Borrower that it is and, at the time of Financial Close it will be, carrying on the business of providing finance, or investing or dealing in securities, in the course of operating in financial markets for the purposes of section 128F(3)(a)(i) of the Tax Act.

12.3     INFORMATION

         The Lender will provide to the Borrower when requested by the Borrower, acting reasonably, any factual information in its possession or which it is reasonably able to provide to assist the Borrower to demonstrate (based upon tax advice received by the Borrower) that the public offer test under section 128F of the Tax Act has been satisfied in relation to this Agreement, where to do so will not in the Lender's opinion (acting reasonably) breach any law or any duty of confidence.

12.4     LEGAL RESTRICTIONS

         The Lender undertakes to the Borrower that it will not directly or indirectly offer or sell any interest under this Agreement or any other Finance Document or distribute or circulate any offer document or other material in connection with the Finance Documents in any jurisdiction except under circumstances which would result in compliance with the laws and regulations of that jurisdiction.

13.      ASSIGNMENTS

13.1     ASSIGNMENTS BY THE LENDER

         (a) The Lender may at any time assign or otherwise transfer all or any part of its rights under any Finance Document in accordance with the provisions of clause 19 of the Common Terms Deed and not in any other manner, provided that each Transfer Certificate executed by the Lender must be amended to include the following paragraph:

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                           "The New Lender will indemnify the Existing Lender,
                           and keep the Existing Lender indemnified against, the Existing Lender's liability in respect of Letters of Credit issued by the Existing Lender until the relevant Letter of Credit expires or is replaced by a new Letter of Credit issued by the New Lender.".

         (b) Where a Transfer Certificate has been entered into and accepted in accordance with clause 19 of the Common Terms Deed and clause 13.1(a) then:

                  (i) any liability which the Existing Lender (as defined in the Transfer Certificate) may continue to have in relation to any Letter of Credit issued under this Agreement for which it is indemnified by the New Lender (as defined in the Transfer Certificate) will be ignored; and

                  (ii) any liability which the New Lender (as defined in the Transfer Certificate) may have under any such indemnity will be included,

                  for the purposes of determining the Lender's undrawn Working Capital Commitment and under the definition of "Majority Lenders" in clause 1.1 of the Common Terms Deed.

         (c) The Lender in consultation with the Borrower will notify each beneficiary of a Letter of Credit and will request the beneficiary to accept a replacement Letter of Credit executed by the New Lender (as defined in the Transfer Certificate).

13.2     ASSIGNMENTS BY THE BORROWER

         The Borrower may not assign any of its rights or transfer any of its rights or obligations under this Agreement.

14.      GOVERNING LAW AND JURISDICTION

         (a)      This Agreement is governed by New South Wales law.

         (b) The courts having jurisdiction in New South Wales have non-exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement).

         (c) Each party irrevocably waives any objection it may now or in the future have to the venue of any proceedings, and any claims it may now or in the future have that any proceedings have been brought in an inconvenient forum, where that venue falls within clause 14(b).

15.      NO REPRESENTATION BY OR RELIANCE ON THE LENDER

         The Borrower acknowledges that:

         (a) the Lender has no duty to supply the Borrower with information in relation to or affecting the Borrower before the date of this Agreement or during the currency of any Finance Document; and

         (b) it has not entered into any Finance Document in reliance on or as a result of any representation, promise, statement, conduct or inducement to it by or on behalf of

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                  the Lender or by or on behalf of any Obligor otherwise than as set out in the Finance Documents.

16.      GENERAL

16.1     COLLECTION OF BORROWER'S INFORMATION BY THE LENDER

         The Lender may collect the Borrower's information:

         (a) to assist in providing information about a product or service to the Borrower;

         (b)      to consider the Borrower's request for a product or service;

         (c) to enable the Lender to provide a product or service to the Borrower;

         (d) to tell the Borrower about other products or services that may be of interest to the Borrower;

         (e) to perform other administrative and operational tasks (including risk management, systems development and testing, credit scoring, staff training and market or borrower satisfaction research);

         (f) to prevent or investigate any fraud or crime (or a suspected fraud or crime); and

         (g) as required by relevant laws, regulations and external payment systems.

16.2     BORROWER'S INFORMATION HELD BY THE LENDER

         (a) Subject to the provisions of the Privacy Act (if applicable), the Borrower may access the Borrower's information at any time by contacting its relationship manager or asking to do so at any Lender branch.

         (b) If the Borrower can show to the Lender that information held by the Lender about the Borrower is not accurate, complete and up to date, the Lender will take reasonable steps to ensure it is accurate, complete and up to date.

16.3     PERSONAL INFORMATION ABOUT SOMEONE OTHER THAN THE BORROWER

         If the Borrower gives the Lender personal information about someone else or directs someone else to give their personal information to the Lender, the Borrower will tell that person that:

         (a)      the Lender is holding personal information about that person;

         (b) personal information collected about that person will be used for the primary purpose of the Lender providing the services contemplated by this Agreement;

         (c) the person can access their information at any time by contacting its relationship manager or asking to do so at any Lender branch and the Lender may charge that person a reasonable fee for such access; and

         (d) if the person can show to the Lender that information held by the Lender about the person is not accurate, complete and up to date, the Lender will take reasonable steps to ensure that it is accurate, complete and up to date.

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16.4     ANTI MONEY LAUNDERING

         (a) The Borrower must provide all information to the Lender which the Lender reasonably requires to comply with any applicable money laundering legislation of any jurisdiction and the Borrower consents to the Lender disclosing any such information provided this is required by the law of the relevant jurisdiction.

         (b) In addition to clause 9.1(b) of the Common Terms Deed, if the Lender suspects on reasonable grounds that making available a Utilisation may breach any applicable money laundering legislation, rules or codes of any jurisdiction (to the extent that, in the case of applicable rules or codes, such rules or codes are legally binding or if not legally binding it is the practice of responsible financial institutions in the relevant jurisdiction to comply with such rules or codes), the Lender may delay, block, or refuse to make available that Utilisation and the Lender will incur no liability to the Borrower on account of such action.

         (c) In addition to the undertaking provided in clause 5.2 of the Common Terms Deed, the Borrower declares and undertakes to the Lender that the payment of monies by the Lender in accordance with any instructions given by the Borrower under this Agreement will not breach any applicable money laundering legislation of any jurisdiction.

SIGNED as an agreement.

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SCHEDULE 1

                                     PART I
                                 DRAWDOWN NOTICE

From:    Australian Railroad Group Pty Ltd

To:      [Lender]

Dated:

Dear Sirs

               AUSTRALIAN RAILROAD GROUP PTY LTD - LOAN AGREEMENT
                        DATED [ ] (THE "LOAN AGREEMENT")

1. We refer to the Loan Agreement. Terms defined in or for the purposes of the Loan Agreement will have the same meaning in this Drawdown Notice.

2.       We wish to borrow a Utilisation on the following terms:

                                            Revolving Facility/Tranche A Term
                                         Facility/Tranche B Term Facility/Working
Facility to be utilised:                              Capital Facility*
Amount:                                  [                             ]**

Proposed Drawdown Date:                  [                             ]

If an Advance:

Interest Period:                         [                             ]

Payment Instructions:                    [To be credited to [account]/insert
                                         alternative payment instructions]

If a Letter of Credit:

Expiry Date:                             [                             ]

Beneficiary Details:                     [                             ]

Beneficiary Account Details:             [                             ]

Liability to be assumed:                 [                             ]

Member of Group/Excluded Subsidiary:     [                             ]

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3.       The Repeating Representations are true and correct in all material respects as of the date of this Drawdown Notice with reference to the facts and circumstances now existing.

4. No Event of Default or event or circumstance which with the giving of notice and/or the expiry of time would be an Event of Default is subsisting at the date of this Drawdown Notice or will result from the provision of the Utilisation.

5. The Utilisation is to be used in accordance with clause 2.2 of the Loan Agreement.

6.       This Drawdown Notice is irrevocable.

Yours faithfully

........................................
Authorised Officer of
Australian Railroad Group Pty Ltd

* Delete as appropriate.

** Which will not be less than $1,000,000 and will be an integral multiple of $1,000,000.

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                                     PART II

                                SELECTION NOTICE
       APPLICABLE TO A TRANCHE A TERM ADVANCE OR A TRANCHE B TERM ADVANCE

From:    Australian Railroad Group Pty Ltd

To:      [Lender]

Dated:

Dear Sirs

               AUSTRALIAN RAILROAD GROUP PTY LTD - LOAN AGREEMENT
                        DATED [ ] (THE "LOAN AGREEMENT")

1. We refer to the Loan Agreement. Terms defined in or for the purposes of the Loan Agreement will have the same meaning in this Selection Notice.

2. We refer to the following Tranche A Term Advance[s]/Tranche B Term Advance[s]1 with an Interest Period ending on [ ]:

                        [                       ] **

3. We request that the next Interest Period for the above Tranche A Term Advance[s]/Tranche B Term Advance[s]* is [ ].

4. The Repeating Representations are true and correct in all material respects as at the first date of the new Interest Period with reference to the facts and circumstances then existing.

5.       This Selection Notice is irrevocable.

Yours faithfully

___________________________

* Delete as appropriate

** Insert details all Tranche A Term Advances or Tranche B Term Advances (as applicable) which have an Interest Period ending on the same date.

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......................................
Authorised Officer of
Australian Railroad Group Pty Ltd

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SCHEDULE 2 - FORM OF LETTER OF CREDIT

         [LETTERHEAD OF AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED]

To:        [                                        ]
           (the "BENEFICIARY")

Attention: [                                        ]

Dear Sir

Australia and New Zealand Banking Group Limited ("ISSUER") issues this irrevocable letter of credit (the "LETTER OF CREDIT") in the Beneficiary's favour.

LETTER OF CREDIT NO.:         [                                            ]

OBLIGOR:                      [                                            ]

ISSUED IN CONNECTION WITH:    [                                            ]
                              ("TRANSACTION")

MAXIMUM AMOUNT:               Total maximum limit of liability
                              $[                                          ] (the
                              "MAXIMUM AMOUNT")

EXPIRY DATE:                  This Letter of Credit expires on the earliest of:

                              (a) written notification being received from the Beneficiary that the Letter of Credit is no longer required;

                              (b) the Issuer having paid an aggregate amount equal to the Maximum Amount; and

                              (c) [INSERT DATE]

RETURNABLE TO:                [LENDER DETAILS]

DRAFTS ON:                    [LENDER DETAILS]

PAYABLE AT:                   Sight at [insert name of issuing office]

ENFACED:                      Drawn under Irrevocable Letter of Credit No.
                              [      ] dated [     ].

Claims made under the Letter of Credit must be payable to the credit of an account in the name of the Beneficiary and must be delivered to the address at which this Letter of Credit is expressed to be available, not later than 4.00pm on the Expiry Date specified above and be accompanied by a statutory declaration stating that:

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         (a)      the declarants are 2 officers of the Beneficiary, making the declaration on behalf of the Beneficiary;

         (b) the declarants have authority to make the statutory declaration on behalf of the Beneficiary;

         (c)      the statutory declaration is made under the terms of Letter of
                  Credit No. [      ] dated [      ];

         (d)      the amount claimed is not more than the maximum aggregate
                  amount available under Letter of Credit No.[    ] dated
                  [     ], being an amount equal to $[      ] minus the
                  aggregate of all claims previously made under the Letter of Credit;

         (e) the amount claimed represents an amount or amounts due and payable by the Obligor to the Beneficiary under or in respect of the Transaction and such amount remains unpaid at the date of the Statutory Declaration; and

         (f) the balance of the unclaimed amount of the Issuer's maximum liability under the Letter of Credit (after taking account of the claim being made) is $[ ].

The amount available for drawing under the Letter of Credit will automatically reduce by the amount of all drawings under the Letter of Credit.

There is no responsibility on the part of the Issuer to investigate the authenticity of any statutory declaration or the declarant's capacity or entitlement to make any statutory declaration.

The terms of the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Brochure No 500 ("UCP") are incorporated by reference into this Letter of Credit. If there is any inconsistency between the terms of the UCP and of this Letter of Credit, the terms of this Letter of Credit shall prevail. This Letter of Credit is governed by the laws of New South Wales.

This Letter of Credit is not transferable.

Dated:      [                ]

..................................................
Authorised Signatory
Australia and New Zealand Banking Group Limited

                                                                              26
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SCHEDULE 3 - TRANSACTIONAL FACILITIES

FACILITY 1:         ANZ ONLINE FACILITY

BORROWER NAME AND ABN:     Australian Railroad Group Pty Ltd ABN 68 080 579 308.
                           $130,000. This Facility limit represents the extent
FACILITY LIMIT:            to which the Lender will assume pay away exposure on
                           any one day.

APPROVED PURPOSE:          To facilitate processing of electronic payroll and
                           creditor payment files.

AVAILABILITY PERIOD:       Subject to annual review.

TERMINATION DATE:          5 December 2004.

CONDITION PRECEDENT:       The Borrower may only use this ANZ OnLine Facility
                           if:

                           (a) the Borrower completes an application for the ANZ OnLine Service in terms acceptable to the Lender; and

                           (b) the Borrower executes all documents required by the Lender, including the "ANZ OnLine Application" and "Borrower Agreement".

PAY AWAY EXPOSURE          Any pay-away exposure under this ANZ OnLine Facility
                           will be against funds available in the Borrower's account or, if there is insufficient funds, the Lender will debit the Borrower's overdraft account for the excess or if there is no available overdraft facility limit, charge excess fees at the Lender's
                           "Excess/Overdraft Rate" for the amount outstanding for so long as it remains unpaid.

FEES: As advised separately by the Lender (through its "Cash Management and Transactional Services" area) from time to time.

FACILITY 2: ENCASHMENT / PAYROLL FACILITY

BORROWER NAME AND ABN:     Australian Railroad Group Pty Ltd ABN 68 080 579 308

FACILITY LIMIT:            $20,000.

APPROVED PURPOSE:          To accommodate the Borrower's cheque negotiation and
                           payroll/electronic payment requirements as follows:

                           A)       Encashment

                                    Arrangements established to accommodate
                                    requests to cash the Borrower's cheques at the Lender's points of representation other than where the account is conducted.

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                           B)       Payroll/Electronic Payments

                                    To accommodate letters of credit and / or tape negotiation authorities established to facilitate the acceptance of the Borrower's cheques by armoured escort companies or delivery and processing of magnetic tapes in exchange for payrolls and / or direct credits.

AVAILABILITY PERIOD:       Subject to annual review.

TERMINATION DATE:          5 December 2004.

ESTABLISHMENT FEE:         $80.00 for each encashment arrangement. This charge
                           is subject to variation at any time during the term of this Encashment/Payroll Facility.

RENEWAL FEE:               $120.00 per annum for each encashment arrangement.
                           This charge is subject to variation at any time during the term of this Encashment/Payroll Facility.

FACILITY 3: INTEREST RATE SWAP FACILITY

BORROWER NAME AND ABN:     Australian Railroad Group Pty Ltd ABN 68 080 579 308.

FACILITY LIMIT:            $30,000,000.

APPROVED PURPOSE:          To assist with the Borrower's interest rate
                           management including interest rate swaps and options and the like. Transactions are for trade related purposes and not arbitrating.

AVAILABILITY PERIOD:       Subject to annual review.

TERMINATION DATE:          5 December 2004.

CONDITION PRECEDENT:       The Borrower will only be entitled to use this
                           Facility if the Lender agrees with the terms of each transaction and if the Borrower executes all documents required by the Lender including but not limited to an ISDA Master Agreement.

FEES:                      Market rates.

MAXIMUM CONTRACT TERMS:    Up to 60 months.

INTEREST RATE SWAP         Notwithstanding the terms of this Agreement or any
FACILITY NOT SUBJECT TO    other Finance Document, the Lender and the Borrower
THE CONDITIONS OF THIS     agree that the interest rate swaps entered into under
AGREEMENT                  this Interest Rate Swap Facility are not subject to
                           the terms of this Agreement (including for the avoidance of doubt this Schedule 3) and are instead subject only to the Hedging Agreements entered into between the Lender and the Borrower.

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FACILITY 4:   CREDIT CARD FACILITY

BORROWER NAME AND ABN:     Australian Railroad Group Pty Ltd ABN 68 080 579 308
                           (on behalf of itself or any other Obligor).

FACILITY LIMIT:            $1,850,000.

CARD TYPE:                 Visa business card.

AVAILABILITY PERIOD:       Subject to annual review.

TERMINATION DATE:                               5 December 2004.

CONDITION PRECEDENT:       The Borrower is only entitled to use the Credit Card
                           Facility if the Lender agrees with the terms of the Borrower's application and if the Borrower executes all documents required by the Lender.

                           Issue of any credit card is subject to the Lender's standard terms and conditions applicable to the card.

CREDIT CARD FACILITY NOT   Notwithstanding the terms of this Agreement or any
SUBJECT TO THE CONDITIONS  other Finance OF Document, the Lender and the
THIS AGREEMENT             Borrower agree that the Credit Card Facility is not
                           subject to the terms of this Agreement and are instead subject only to the separate documentation mentioned above.

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
sSIGNED for and on behalf of AUSTRALIAN
RAILROAD GROUP PTY LTD by its Attorney under
a Power of Attorney dated 3 December 2003,
and the Attorney declares that the Attorney         /s/ Angela Flannery
has not received any notice of the revocation       ----------------------------
of such Power of Attorney, in the presence of:      Signature of Attorney

/s/ Richard Cooper                                  Angela Flannery
---------------------------------------             ----------------------------
Signature of Witness                                Name of Attorney in full

    Richard Cooper
----------------------------------------
Name of Witness in full

SIGNED for and on behalf of AUSTRALIA AND NEW
ZEALAND BANKING GROUP LIMITED by its Attorney
under a Power of Attorney dated 18 November 2002,
and the Attorney declares that the Attorney has     /s/ Cameron Dare Knight Whalley
not received any notice of the revocation of        -------------------------------
such Power of Attorney, in the presence of:         Signature of Attorney

/s/ Peter Zhang                                     Cameron Dare Knight Whalley
---------------------------------------             -------------------------------
Signature of Witness                                Name of Attorney in full


    Peter Zhang
---------------------------------------
Name of Witness in full